1






                                ECONOSHARE, INC.

                              A NEVADA  CORPORATION



                          PRIVATE PLACEMENT MEMORANDUM
                             SUBSCRIPTION DOCUMENTS

                                        &
                          REGISTRATION RIGHTS AGREEMENT

                                 Series A Units

Each Series A Unit of EconoShare Inc. consists of one (1) share of Common Stock, one ( 1 ) Series A Warrant exercisable @ $0.50 per Share, one ( 1 ) Series B Warrant exercisable @ $1.00 per Share, one (1) Series C Warrant exercisable @ $1.25 per Share, one (1) Series D Warrant exercisable at $
1.50.   Each  Warrant  is  exercisable  into  one  share  of  Common  Stock.
























                             SUBSCRIPTION AGREEMENT
                             ----------------------

EconoShare,  Inc.
1510  51  St.
placeCityBrooklyn,  StateN.Y.
Tel:  718-435-5291

Gentlemen:

The undersigned hereby subscribes for, and purchases herewith the number of Series A Units and underlying common shares $.0001 par value (Units" ") and common  stock  purchase  warrants  (the "Warrants") (collectively the Shares and
Warrants are referred to as "Securities") of EconoShare, Inc., a Nevada corporation (the "Corporation"), set forth below, and as full consideration for the issuance of the Securities by the Corporation, the undersigned agrees to pay in cash the Cash Consideration set forth below. Each Series A Unit of EconoShare Inc. consists of one (1) share of Common Stock, one ( 1 ) Series A Warrant exercisable @ $0.50 per Share, one ( 1 ) Series B Warrant exercisable @ $1.00 per Share, one (1) Series C Warrant exercisable @ $1.25 per Share, one (1) Series D Warrant exercisable at $ 1.50. Each Warrant is exercisable into one share of Common Stock.

In consideration of your acceptance of this offer and your authorization for the issuance of a certificate in my name representing the Securities, the undersigned hereby represents, warrants and acknowledges to each of you and the Corporation that (a) the Securities are being acquired for the account of the undersigned, for purposes of investment and not with a view to the distribution thereof, as those terms are used in the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, (b) the undersigned has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of purchasing the Securities, (c) the undersigned has received a copy of the Corporation's Private Placement Memorandum dated September 15, 2005 and exhibits thereto, (d) the undersigned has received copies of such documents and such other information as the undersigned has deemed necessary in order to make an informed investment decision with respect to the purchase of the Securities, and (e) the undersigned understands, and has the financial capability of assuming, the economic risk of an investment in the Securities for an indefinite period of time. (f) The undersigned's overall commitment to investments which are not readily marketable is reasonable in relation to the undersigned's net worth. (g) The undersigned hereby agrees to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject, including without limitation, such additional information as the Company or the Placement Agent may deem appropriate with regard to the undersigned's suitability.

The undersigned further acknowledges to each of you that the undersigned has been advised that he will not be able to dispose of the Securities, or any interest therein, without first complying with the relevant provisions of the Act and any applicable state securities laws. The undersigned further understands that the provisions of Rule 144 promulgated under the Act, permitting routine sales of securities of certain issuers subject to the terms and conditions thereof, are not currently, and will not be available, to the undersigned with respect to the Securities. The undersigned acknowledges that the Corporation is not under any obligation to register the Securities or to furnish any information or take any other action, to assist the undersigned in complying with the terms and conditions of any exemption which might be available under the Act or any state securities laws with respect to sales of the Securities by the undersigned in the future.



Accordingly, the undersigned agrees to hold the Securities subject to all applicable provisions of the Act, applicable state securities laws, the Articles of Incorporation and the By-laws of the Corporation, and any agreement restricting the disposition or encumbrance of the Securities to which the undersigned is a party. The undersigned shall give the Corporation prompt written notice of any proposed disposition of the Securities and shall not proceed with any such proposed disposition unless a registration under the Act is in effect with respect to the Securities and all state securities laws have been complied with or unless the Corporation shall have received an opinion of counsel, of standing satisfactory to the Corporation, to the effect that such registration is not required, and the undersigned authorizes the Corporation to place a suitable legend to this effect on the stock certificate to be issued representing the Securities.

If the undersigned has not received the Private Placement Memorandum prior to the delivery of this Subscription Agreement, then the undersigned may revoke this subscription at any time up until three days after receipt of the Private Placement Memorandum.

The representations, agreements and acknowledgments set forth above are being given by the undersigned with the understanding that they will be relied upon by the Corporation and its Board of Directors in order to claim the availability of the exemption from the registration provisions of the Act contained in Section 4(2) thereof.

DATED  as  of  ________________________

Very  truly  yours,


____________________________________
Signature


____________________________________
Print  Name

____________________________________
Address

____________________________________
Address

____________________________________
Telephone  Number

____________________________________
Social  Security  Number

Number  of  Series  A  Units  Subscribed______     Cash  Consideration
$________________

Total  Consideration:  $___________________


FOR  ACCREDITED  INVESTORS

____ (1) A natural person who has individual income of more than $200,000 in each of the most recent two years or joint income with that persons's spouse in excess of $300,000 in each of the most recent two years and who reasonably expects to reach that same income level for the current year. For this purpose, "individual income" means adjusted gross income, as reported by a federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, (A) increased by the individual's share (and not a spouse's share) of:
(1) the amount of any tax exempt interest income received, (2) amounts contributed to an IRA or Keogh retirement plan (3) alimony paid, and (4) the excluded portion of any long-term capital gains, and (B) adjusted, plus or minus, for any non-cash loss or gain, respectively, reported for federal income;

____ (2) A natural person whose individual net worth, or joint net worth with that person's spouse, is in excess of $1,000,000. For this purpose, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities, provided, however, for the purpose of determining a person's net worth, the principal residence owned by an individual shall be valued at cost, including the cost of improvements, net of current encumbrances upon the property or valued on the basis of a written appraisal used by an institutional lender making a loan secured by the property. For the purposes of this provisions, "institutional lender" means a bank, savings and loan company, industrial loan company, credit union, personal property broker or a company whose principal business is as a lender upon loans secured by real property and which has such loans receivable in the amount of $2,000,000 or more. Any person relying on the appraised value of a principal residence must deliver to the Company, at or prior to the date of execution hereof, a copy of such appraisal;

____ (3) A trust, with total assets in excess of $5,000,000, which is not formed for the purpose of acquiring the Units and whose purchase is directed by a person who has such knowledge and experience in financial business matters that such person is capable of evaluating the risks and merits of an investment in the Units;

____     (4)  A  bank  as  defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940; or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if the employee benefit plan is a self-directed plan and the investment decision is made solely by persons who are accredited investors;

____     (5)  A  private  business  development  company  as  defined in Section
202(a)(22)  of  the  Investment  Advisers  Act  of  1940;

____     (6)  An  organization  described  in  Section 501(c)(3) of the Internal
Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units with total assets in excess of $5,000,000;

____     (7)  A  director  or  executive  officer  of  the  Company;

or

____     (8)  An  entity in which all of the equity owners meet the requirements of  at  least  one  of  the  above  subparagraphs  for  accredited  investors.


(d)     FOR  QUALIFIED  INSTITUTIONAL  BUYERS

____ (1) An insurance company as defined in Section 2(13) of the Securities Act, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____ (2) An investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or any business development company as defined in Section 2(a)(48) of that Act, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____ (3) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____     (4)  A  plan  established  and  maintained  by  a  state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____ (5) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____ (6) A business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____ (7) An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation (other than a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution referenced in Section 3(a)(5)(A) of the Securities Act or a foreign bank or savings and loan association or equivalent institution, partnership, or Massachusetts or similar business trust, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____ (8) An investment adviser registered under the Investment Advisers Act of 1940, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____ (9) A dealer registered pursuant to Section 15 of the Exchange Act or 1934, acting for its own account or the accounts of other qualified institutional buyers, which, in the aggregate, owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the dealer, provided that securities constituting the whole or a part of an unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned by such dealer;

____     (10)  A  dealer  registered  pursuant  to  Section 15 of the Securities
Exchange Act of 1934 acting in a riskless principal transaction on behalf of a qualified institutional buyer;

____     (11)  An  investment  company  registered  under the Investment Company
Act, acting for its own account or for the accounts of other qualified institutional, that is part of a family of investment companies which own, in the aggregate, at least $100 million in securities of issuers, other than issuers that are affiliated with the investment company or are part of such family of investment companies. "Family of investment companies" means any two or more investment companies registered under the Investment Company Act (except for a unit investment trust whose assets consist solely of Units of one or more registered investment companies) that have the same investment adviser (or, in the case of unit investment trusts, the same depositor), provided that for purposes of this paragraph (11);

(A) Each series of a series company (as defined in Rule 18f-2 under the Investment Company Act) shall be deemed to be a separate investment company; and

(B) Investment companies shall be deemed to have the same adviser (or depositor) if their adviser (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company's adviser (or depositor) is a majority-owned subsidiary of the other investment company's adviser (or depositor).

____     (12)  An  entity,  all  of  the  equity  owners  of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; and

____     (13)  A  bank  as  defined  in  section 3(a)(2) of the  Securities Act, savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act, or foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, which, in the aggregate, owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of execution hereof, in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding the date of execution hereof, in the case of a foreign bank or savings and loan association or equivalent institution.

(e) The undersigned's overall commitment to investments which are not readily marketable is reasonable in relation to the undersigned's net worth.

(f) The undersigned hereby agrees to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject, including without limitation, such additional information as the Company or the Placement Agent may deem appropriate with regard to the undersigned's suitability.

____     (14)  NASD  Affiliation.
               ------------------

Are  you  affiliated  or associated with an NASD member firm (please check one):

Yes______               No______

If  Yes,  please  described:

_________________________________________________________

_________________________________________________________

_________________________________________________________
* If undersigned is a Registered Representative with an NASD member firm, have the following acknowledgement signed by the appropriate party:





The  undersigned NASD member firm acknowledges receipt of the notice required by
Article  3,  Sections  28(a)  and  (b)  of  the  Rules  of  Fair  Practice.


_____________________________________
Name  of  NASD  Member  Firm


By:__________________________________
Authorized  Officer


Date:________________________________

The undersigned is informed of the significance to you of the foregoing representations and answers contained in the undersigned representations contained in this Paragraph 5 and such answers have been provided under the assumption that the Corporation will rely on them.

(g)     The  undersigned  acknowledges:

(1) That the undersigned is aware that investment in the Units involves a number of very significant risks, and has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum;

(2) In making an investment decision the undersigned has relied on the undersigned's own examination of the Company and the terms of the Offering, including the merits and risks involved. These Units have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of the Memorandum or this document. Any representation to the contrary is a criminal offense.

(3) The undersigned, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the undersigned is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company; and

(4) The representations, warranties, and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Units as if made on and of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Units.

6.     INDEMNIFICATION.   The  undersigned agrees to indemnify and hold harmless
       ----------------
the Company, the Placement Agent, the Selected Dealers and their respective officers, directors, agents, and affiliates against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

7.     IRREVOCABILITY;  BINDING EFFECT.  The undersigned hereby acknowledges and
       --------------------------------
agrees that the subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate, revoke this Subscription Agreement or any agreements of the undersigned hereunder, and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives, and permitted assigns.

8.     MODIFICATION.   Neither  this  Subscription  Agreement nor any provisions
       -------------
hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

9.     NOTICES.   Any  notice or other communication required or permitted to be
       --------
given hereunder shall be in writing and shall be personally delivered or deemed delivered the third business day after being mailed by first class mail, to the party to receive same (a) if to the Company, to EconoShare, Inc., 1510 51st Street, Brooklyn, New York 11219, or (b) if to the undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9). Any notice or other communication given by certified mail shall be deemed given at the time of receipt thereof.

10.     ASSIGNABILITY.   This  Subscription  Agreement  and  the  rights  and
        --------------
obligations  hereunder  are  not  transferable or assignable by the undersigned.

11.     APPLICABLE  LAW.  Notwithstanding  the  place  where  this  Subscription
        ----------------
Agreement may be executed by any of the parties hereto, the parties expressly agree that all of the terms and provisions hereof except by operation of law and laws of decent shall be construed in accordance with the laws of the State of New York without regard to principles of conflicts of law and any dispute brought hereunder shall be brought in a Federal or State court located in either the Southern or Eastern Districts of New York.

12. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Corporation to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

13. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

14. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

15.     STATE  SECURITIES  LAWS. Subscribers who reside in placeStateCALIFORNIA,
        ------------------------
placeStatePENNSYLVANIA or placeStateMASSACHUSETTS also agree and represent as follows:

(a) THE UNDERSIGNED, IF A CALIFORNIA RESIDENT, REPRESENTS THAT: (1) THE UNDERSIGNED OR THE UNDERSIGNED'S PROFESSIONAL ADVISER CAN PROTECT THE UNDERSIGNED'S INTEREST IN CONNECTION WITH THIS TRANSACTION; (2) THE UNDERSIGNED IS ABLE TO BEAR THE ECONOMIC RISK OF THIS INVESTMENT OR (3) THIS INVESTMENT DOES NOT EXCEED 10% OF SUCH PERSON'S NET WORTH OR JOINT NET WORTH WITH SUCH PERSON'S SPOUSE.

(b) THE UNDERSIGNED, IF A PENNSYLVANIA RESIDENT, REPRESENTS THAT THE UNDERSIGNED WILL NOT SELL ANY Units FOR A PERIOD OF TWELVE (12) MONTHS FROM THE DATE OF PURCHASE IF THIS SUBSCRIPTION IS NOT TIMELY WITHDRAWN PURSUANT TO THE RIGHT OF RECISION GRANTED UNDER THE PENNSYLVANIA SECURITIES ACT, UNLESS SUCH SECURITIES ARE SUBSEQUENTLY REGISTERED UNDER FEDERAL SECURITIES LAWS OR ARE SOLD IN ACCORDANCE WITH PENNSYLVANIA SECURITIES LAWS. ANY OFFEREE WHO IS A RESIDENT OF PENNSYLVANIA HAS THE RIGHT TO WITHDRAW THIS SUBSCRIPTION, WITHOUT INCURRING ANY LIABILITY TO THE COMPANY, THE SELLING AGENT OR ANY OTHER PERSON AND TO CANCEL THE PURCHASE OF Units, WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF A WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WITH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO (2) BUSINESS DAYS AFTER THE INITIAL PAYMENT FOR THE Units BEING OFFERED.

SIGNATURE  OF  placeStatePENNSYLVANIA  RESIDENT:________________________________


(c) THE UNDERSIGNED, IF A MASSACHUSETTS RESIDENT, REPRESENTS THAT THE UNDERSIGNED'S INVESTMENT IN THE Units DOES NOT EXCEED 25% OF SUCH PERSON'S NET WORTH OR, IF MARRIED, THE COMBINED NET WORTH OF SUCH PERSON'S SPOUSE AND THE UNDERSIGNED, EXCLUDING PRINCIPAL RESIDENCE AND HOME FURNISHINGS.

Nature  of  Subscriber.   The  undersigned  is  (check  one):
_____     (a)     One  or  more  individuals
_____     (b)     A  corporation
_____     (c)     A  partnership
_____     (d)     A  trust
_____     (e)     Another  entity  or  organization,
namely  (please  specify):  _________________________


Other Certifications.   By signing the Signature Page, the undersigned certifies
as  follows:

(a) that the undersigned and its grantor (if a trust) or its general partners (if a partnership) have not filed or been involved in bankruptcy proceedings;

if the undersigned is an individual investor, that one of the following is true and correct (check one):
Spouse  if   Purchaser     Co-Owner
             ---------     --------

____     ____     (1)  I  am  a  United States citizen or resident of the United
States  for  United  States  federal  income  tax  purposes.

____     ____     (2)  I  am  neither a placecountry-regionUnited States citizen nor a resident of the placecountry-regionUnited States for federal income tax purposes.

(c) if the undersigned is a trust, that the trust has not been established in connection with either (1) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or
(2) a plan described in Section 4975(e)(i) of the Internal Revenue Code and that one of the following is true and correct (check one):

____ (1) the Trust is an estate or trust whose income from sources outside the United States is includable in its gross income for United States federal income tax purposes regardless of its connection with a trade or business carried on the United States.

____ (2) the Trust is an estate or trust whose income from sources outside the United States is not includable in its gross income for United States federal income tax purposes regardless of its connection with a trade or business carried on in the United States.

(d) if the undersigned is a partnership, that the assets of the partnership do not constitute "plan assets" within the meaning of ERISA and regulation S 2510.3-101 promulgated thereunder and that one of the following is true and correct (check one):
    _____ (1) the Partnership is a partnership formed in or under the laws of the United States or any political subdivision thereof.
    _____ (2) the Partnership is a partnership not formed in or under the laws of the United States or any political subdivision thereof.

(e) if the undersigned is a corporation, that the assets of the Corporation do not constitute "plan assets" within the meaning of ERISA and regulation S2510.3-101 promulgated thereunder and that one of the following is true and correct (check one):

    ____     (1)   the  Corporation  is  a corporation organized in or under the laws  of  the  United  States  or  any  political  subdivision  thereof.

    ____ (2) the Corporation is a corporation which is neither created nor organized in or under the United States or any political subdivision thereof but which has made an election under either Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A copy of the Internal Revenue Service acknowledgment of the undersigned's election must be attached to this Subscription Agreement if this provision is applicable).

 ____          (3)  neither  (1)  nor  (2)  above  is  true.





SUBSCRIPTION  AGREEMENT  SIGNATURE  PAGE  FOR  INDIVIDUAL  INVESTORS


IN WITNESS WHEREOF, the undersigned has executed this Agreement this _______ day of

Number  of  Units being subscribed for: ________________________________________

Print  Name
________________________________________
Signature  of  Investor
________________________________________
Social  Security  Number
________________________________________
Residence  Address
________________________________________

If the purchaser has indicated that the Units will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

_________________________________________
Print  Name  of  Spouse  or  Other  Purchaser

_________________________________________
Signature  of  Spouse  or  Other  Purchaser

_________________________________________
Social  Security  Number


ACCEPTED  AND  AGREED:
EconoShare,  Inc.

By:  _______________________________

Hyman  Schwartz,
President  &  Chief  Financial  Officer

Dated:  ____________,  2005

IF YOU ARE PURCHASING UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE. IF YOU ARE PURCHASING UNITS WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT ALL AREAS OF THIS AGREEMENT APPLICABLE TO AN INDIVIDUAL PURCHASER.
----

     SUBSCRIPTION  AGREEMENT  SIGNATURE  PAGE  FOR  PARTNERSHIPS,
     CORPORATIONS,  TRUSTS,  OR  OTHER  ENTITIES


IN WITNESS WHEREOF, the undersigned has executed this Agreement this ___ day of _______, 2005
Number  of  Units  being  subscribed  for:___________________
_________________________________________
Print  Name  of  Partnership,  Corporation,

Trust  or  other  Entity
_________________________________________
(Signature  of  Authorized  Signatory)
Name:_____________________________________
Title:____________________________________
Address:___________________________________
_________________________________________
__________________________________________
Taxpayer  Identification  Number:__________________
Date  of  Formation:___________________________
Address  of  Chief  Executive  Office  of  Subscriber:
__________________________________________
_________________________________________
_________________________________________
ACCEPTED  AND  AGREED:
EconoShare,  Inc.

By:  _______________________________
Hyman  Schwartz
President  &  Chief  Financial  Officer
Dated:  ______________2005

PROSPECTIVE  PURCHASER  QUESTIONNAIRE

For  Confidential  Private  Offering



EconoShare,  Inc.
1510  51  St.
Brooklyn,  NY  11219


The information contained herein in being furnished to you in order for you to determine whether a sale of a Unit (the "Units") in EconoShare, Inc. (the "Company") may be made to the undersigned, pursuant to Section 4 (2) of the Securities Act of 1933 (the "Act") and Regulation D promulgated thereunder. The undersigned understands that (i) you will rely upon the information contained herein for purposes of such determination, (ii) the securities will not be registered under the Act in reliance upon the exemption from registration provided by Section 4 (2) of the Act and Rule 506 of Regulation D, promulgated thereunder and (iii) this questionnaire is not an offer to sell securities to the undersigned.

The undersigned further represents to you that (i) the information contained herein is complete and accurate and may be relied upon by you, and (ii) the undersigned will notify you immediately of any material change in any of such information occurring prior to the purchase of such securities, if any purchase is made, by the undersigned.

THE UNDERSIGNED UNDERSTANDS AND AGREES THAT, ALTHOUGH THIS QUESTIONNAIRE WILL BE KEPT STRICTLY CONFIDENTIAL, THE ISSUER OF ANY SECURITIES PURCHASED BY THE UNDERSIGNED MAY PRESENT THIS QUESTIONNAIRE TO SUCH PARTIES AS IT DEEMS ADVISABLE IF CALLED UPON TO ESTABLISH THE AVAILABILITY UNDER ANY FEDERAL OR STATE
SECURITIES  LAWS  OF  AN  EXEMPTION  FROM REGISTRATION OF THE PRIVATE PLACEMENT.

THIS LETTER IS NOT AN OFFER TO SELL SECURITIES BUT MERELY A REQUEST FOR INFORMATION PURSUANT TO REGULATION D OF THE SECURITIES AND EXCHANGE COMMISSION.

Please complete, sign, date and return one copy of this questionnaire to the Company at


EconoShare,  Inc.
1510  51  St.
Brooklyn,  NY  11219








PLEASE  TYPE  OR  PRINT

1.     Name:  ________________________________________________________
Date  of  Birth:  _________________________
Social  Security  Number:_________________
Citizenship:  _______________     Marital  Status:  _____________
Number  of  Dependents:  ______
Where  Registered  to  Vote:  ____________________________________
State of Issuance of Driver's License: _______________________ Home Address:_________________________________________________
Home  Telephone  Number:________________________________________

2.     Firm  Name:  ___________________________________________________
Nature  of  Business:  __________________________________________
Position:  ____________________________________________________
Nature  of  Duties:  ____________________________________________
Business  Address:  ____________________________________________
Business  Telephone  Number:  ___________________________________

3. Your employment, positions or occupations during the past 5 years (and the inclusive dates of each) are as follows (Note: What is sought is a sufficient description to enable the Issuer to determine the extent of vocationally related experience in financial and business matters):

Employment,  Position     Nature  of
or  Occupation               Duties          From          To
--------------               ------          ----          --
______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

4.     4.     Your  general,  business  or  professional  education,  and  the degrees  received,  are  as  follows:

School                    Degree               Year  Received
------                    ------               --------------
______________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

5. Was your income (from all sources) for each of the latest two complete calendar years more than (check one):

___  $40,000;          ___  $60,000;     ___  $80,000;
___  $100,000;          ___  $200,000;     ___  $500,000.

(a) What percentage of your income as shown above was derived from sources other than salary? _______________


(b) Approximately what percentage of your income as shown above remained after payment of Federal, state and local taxes, and after payment of all ordinary and necessary business and/or living expenses? ________________

6. Was your income with that of your spouse for each of the latest two complete calendar years more than (check one):

___  $40,000;          ___  $60,000;     ___  $80,000;
___  $100,000;          ___  $300,000;     ___  $500,000.

(a) What percentage of your combined income as shown above is derived from sources other than salary? __________

(b) Approximately what percentage of your combined income as shown above remained after payment of Federal, state and local taxes, and after payment of all ordinary and necessary business and/or living expenses?
______________________

7. Is your income from all sources for the current calendar year reasonably expected to be more than (check one):

___  $40,000;     ___  $60,000;          ___  $80,000;
___  $100,000;     ___  $200,000;          ___  $500,000?

(a) What percentage of your income as shown above will be derived for sources other than salary? ___________________

(b)  Approximately  what  percentage  of  your income as shown above will remain after payment of Federal, state, and local taxes, and after payment of all ordinary and necessary business and/or living expenses?
__________________________

8. Is your income with that of your spouse from all sources for the current calendar year reasonably expected to be more than (check one):

___  $40,000;     ___  $60,000;          ___  $80,000;
___  $100,000;     ___  $300,000;          ___  $500,000.

9. The undersigned has a net worth, or a joint net worth together with his or her spouse, in excess: (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)


___  $40,000;     ___  $60,000;          ___  $80,000;
___  $100,000;     ___  $300,000;          ___  $500,000.



(a) What percentage of your net worth as shown above is invested in tax "shelter" investments and investments in marketable securities (stocks, bonds, debentures, or notes)? __________________

(b) What percentage of you net worth as shown above constitutes home, furnishings and automobiles? ________________

(c) What percentage of your net worth as shown above constitutes liquid assets (cash or assets readily convertible to cash)? ____________________

10. Indicate any other investments or contingent liabilities which you reasonably anticipate could cause you to require cash in excess of the amount of cash readily available to you (please specify):
___________________________________________________________________
___________________________________________________________________
___________________________________________________________________

11.     Investment  experience:

(a)  Please  indicate the frequency of your investment in marketable securities:
(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(b)  Please  indicate  the  frequency  of  your  investment  in  high technology companies:
(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(c)  Please  indicate  the  frequency  of  your  investment  in  options:
(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(d) Please indicate the frequency of your investment in securities purchased on margin:
(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(I) Please indicate the frequency of your investment in unmarketable securities:
(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

12. Please indicate in the space provided below any additional information which you think may be helpful in enabling the Issuer to determine that your knowledge and experience in financial and business matters is sufficient to enable you to evaluate the merits and risks of this investment.
______________________________________________________________
______________________________________________________________
______________________________________________________________

13.     Indicate  whether  you  are  acting  for  your  own  account:
Yes__          No  __

(a)  If  not  acting  for  your  own  account  complete  the  following:
(i)     Capacity  in  which  you  are  acting  (Trustee  or  otherwise):
__________________________

(ii)     Name,  address  and  telephone  number  of  persons  you
represent:  ______________________________________________
_________________________________________________________
_________________________________________________________

(iii)  Evidence  of  authority  (please  attach).



NOTE: ANY INDIVIDUALS REPRESENTED BY YOU MUST ALSO BE QUALIFIED AS "PURCHASERS" PURSUANT TO RULE 506 AND THE ACT.

To the best of my information and belief, the above information supplied by the undersigned is true and correct in all respects.

IN WITNESS WHEREOF, I have executed this questionnaire this ___ day of _________ 2005.

_______________________________________
(Signature  of  Prospective  Purchaser)

------

     REGISTRATION  RIGHTS  AGREEMENT
     -------------------------------


This Registration Rights Agreement (the "Agreement") is made and entered into as of September 15, 2005 by and among EconoShare, Inc., a Nevada corporation (the "Company"), and the persons and entities who purchase Units in the Company's private placement described in a Private Placement Memorandum dated September 15, 2005, (collectively, the "Investors").


     WITNESSETH:
     -----------


WHEREAS, the Company will issue Units consisting of Common Stock ("Common Stock") and common stock purchase warrants ("Warrants"); and

WHEREAS, with respect to the Common Stock and common stock to be acquired by the Investors upon exercise of the Warrants, the Company has agreed to grant to the Investors the rights contained herein.

NOW, THEREFORE, in consideration of the foregoing recital and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.     Definitions.  As  used in this Agreement, the following capitalized terms
       -----------
shall  have  the  following  respective  meanings:

Closing Date.  The term "Closing Date" shall mean the final date of the offering
------------
period of the Units, as described in the Private Placement Memorandum, which may be extended by the Company.

Exchange  Act.  The  term  "Exchange  Act"  means  the  United States Securities
-------------
Exchange  Act  of  1934,  as  amended.
------

Holder.  The  term  "Holder"  means  any  person  owning  of  record Registrable
------
Securities  or  any  assignee  of  record of such Registrable Securities to whom
------
rights  under  this  Agreement  have  been duly assigned in accordance with this
----
Agreement.
----

Person.  The  term  "Person" shall mean an individual, partnership, corporation,
------
trust or unincorporated organization, or a government or agency or political subdivision thereof.

Registrable  Securities.  The term "Registrable Securities" means all the Common
-----------------------
Stock  and common stock issuable upon exercise of the Warrants; excluding in all
                                                                ---------
cases, however, any of such securities sold by a Person in a transaction in which rights under this Agreement are not assigned in accordance with this Agreement.
Registration.  The  terms "register," "registered" and "registration" refer to a
------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

Registration  Statement.  The  term  "Registration  Statement"  shall  mean  a
-----------------------
registration  statement  filed  by  the  Company  with  the Commission under the
--------
Securities  Act  providing  for  the  offer  and sale of Registrable Securities.
------

SEC.  The  term  "SEC"  or  "Commission"  means the U.S. Securities and Exchange
---
Commission.
---

Securities  Act.  The  term  "Securities Act" means the United States Securities
---------------
Act  of  1933,  as  amended.
--

2.     Grant  of  Registration  Rights.  The Company hereby grants the following
       -------------------------------
registration rights to holders of the Securities offered in the accompanying Private Placement Memorandum.

(a) On one occasion, for a period commencing 270 days after the Closing Date, but not later than three years after the Closing Date, the Company, upon a written request therefor from any record holder or holders of more than 50% of the aggregate of the "Registrable Securities", shall prepare and file with the SEC a registration statement under the Act covering the Registrable Securities which are the subject of such request, unless such Registrable Securities are the subject of an effective registration statement or are otherwise salable pursuant to an exemption from registration. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 10 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 2(a). As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information as the Company reasonably requests. The obligation of the Company under this Section 2(a) shall be limited to one registration statement.

(b) If the Company at any time proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber or Holder pursuant to an effective registration statement, each such time it will give at least 30 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this Section 2(b) or 2(d) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the forgoing provisions, the Company may withdraw any registration statement referred to in this Section 2(b) without thereby incurring any liability to the Seller.

(c) If, at the time any written request for registration is received by the Company pursuant to Section 2(a), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account, such written request shall be deemed to have been given pursuant to Section 2(b) rather than Section 2(a), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 2(b).

(d) The Company shall file with the Commission within 120 days of the final Closing Date (the "Filing Date"), and use its reasonable commercial efforts to cause to be declared effective a Registration Statement within 270 days of the Closing Date (the "Effective Date"). The Company will register one share of Common Stock in the afore described registration statement for each share of Common Stock contained in the Units and one share of Common Stock for each common share issuable upon exercise of the Warrants. The Registrable Securities shall be reserved and set aside exclusively for the benefit of the Subscriber and not issued, employed or reserved for anyone other than the Subscriber. the Company may delay the Filing Date and Effective Date during the pendency of negotiations with an underwriter for an initial public offering by the Company of its securities. Any such delay may not be longer than thirty (30) days in connection with the Filing Date and sixty (60) days in connection with the Effective Date.

3.     Registration  Procedures.  If and whenever the Company is required by the
       ------------------------
provisions  hereof  to  effect  the  registration  of  any shares of Registrable
Securities  under  the  Act,  the  Company  will,  as expeditiously as possible:

(a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registrable Securities copies of all filings upon request of such holder.

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the latest of: (i) six months after the exercise period of the Warrants; or (ii) one year after the Closing Date, and comply with the provisions of the Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

(c) furnish to the Seller, and to each underwriter if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

(d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller and in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

(f) immediately notify the Seller and each underwriter under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(g) make available for inspection by the Seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, underwriter, attorney, accountant or agent in connection with such registration statement.

4.     Provision  of  Documents.
       ------------------------

(a) At the request of the Seller, provided a demand for registration has been made pursuant to Section 2(a) or a request for registration has been made pursuant to Section 2(b), the Registrable Securities will be included in a registration statement filed pursuant to this Agreement. In the event of an underwritten public offering in which the Registrable Securities are so included, the lockup, if any, requested by the managing underwriter may not exceed nine months after the effective date thereof.

(b) In connection with each registration hereunder, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 2(a) or 2(b) covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

5.     Expenses.  All  expenses  incurred  by the Company in complying with this
       --------
Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, fee of one counsel, if any, to represent all the Sellers, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own additional counsel, if any.

The Company will pay all Registration Expenses in connection with the Registration Statement. All Selling Expenses in connection with each Registration Statement shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such Registration Statement or as all Sellers thereunder may agree.

6.     Indemnification  and  Contribution.
       ----------------------------------

(a) In the event of a registration of any Registrable Securities under the Act pursuant to this Agreement, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, the underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

(b) In the event of a registration of any of the Registrable Securities under the Act pursuant to this Agreement, the Seller will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by the Seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7(c) and shall only relieve it from any liability which it may have to such indemnified party under this
Section 7(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (A) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

7.     Assignment  and  Amendment.  Notwithstanding  anything  herein  to  the
       --------------------------
contrary:

(a)     Registration  Rights.  The  registration  rights  of a Holder under this
        --------------------
Agreement may be assigned to a party who acquires Registrable Securities from a Holder (or a Holder's permitted assigns) only if: (i) such Holder agrees in writing with the transferee or assignee to assign such rights, and the Company is given written notice by the assigning party before, at or after the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and (ii) the transferee or assignee agrees in writing with the Company to be bounded by all of the terms and conditions of this Agreement, including, without limitation, the provisions of this Section.

(b)     Amendment of Rights.  Any provision of this Agreement may be amended and
        -------------------
the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors (and/or any of their permitted successors or assigns) holding shares representing and/or exercisable into a majority of all the Registration Securities. Any amendment or waiver effected in accordance with this subsection 8(b) shall be binding upon each Investor, each Holder, each permitted successor or assignee of such Investor or Holder and the Company.

8.     Miscellaneous.
       -------------

(a)     Notices.  All  notices  or  other communications given or made hereunder
        -------
shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by first class mail) or on the third business day after being mailed by first class mail, to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section: (i) if to the Company, to EconoShare, Inc. 1510 51 St. Brooklyn NY 11219.


 and (ii) if to the Subscriber, to the name, address and telecopier number set forth on the signature page hereto.

(b)     Entire Agreement; Assignment.  This Agreement and the documents referred
        ----------------------------
to herein represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the parties pursuant to Section 8 hereof. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party except as described in Section 8 hereof.

(c)     Execution.  This  Agreement  may  be executed by facsimile transmission,
        ---------
and  in  counterparts,  each  of  which  will  be  deemed  an  original.

(d)     Law  Governing  this Agreement.  This Agreement shall be governed by and
        ------------------------------
construed in accordance with the laws of the State of placeStateNevada without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought exclusively in the state courts of placeStateNevada or in the federal courts located in the state of placeStateNevada. The parties and the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e)     Adjustments  for Stock Splits, etc.  Wherever in this Agreement there is
        -----------------------------------
a reference to a specific number of shares of Common Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.


     [THIS  SPACE  INTENTIONALLY  LEFT  BLANK]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

ECONOSHARE,  INC.



By:________________________________
Hyman  Schwartz
President  and  Chief  Financial  Officer


INVESTOR:



___________________________________
Signature



___________________________________
Print  Name



___________________________________
Address

___________________________________
Address


___________________________________
Telecopier  Number  (must  be  provided)